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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 25, 2004

                                 Glowpoint, Inc.
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             (Exact name of Registrant as Specified in its Charter)


             Delaware                    0-25940                77-0312442
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         (State or other        (Commission File Number)    (I.R.S. Employer
  Jurisdiction of Incorporation)                           Identification No.)

                       225 Long Avenue Hillside, NJ 07205
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              (Address of Principal Executive Officers) (Zip Code)


                                 (973) 282-2000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since past report)



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Item 5. Other Events

         On March 25, 2004, Richard Reiss, Chairman of Glowpoint, Inc. (the "Company") entered into a written plan to periodically sell shares of the Company's common stock pursuant to Rule 10b5-1(c) of the Securities Exchange Act of 1934, as amended. Mr. Reiss filed the plan for purposes of estate planning and diversification. Under the plan, Mr. Reiss may periodically sell up to 900,000 shares of the Company's common stock through January 31, 2005. Mr. Reiss will not sell any shares of common stock pursuant to the plan until 30 days following the date thereof.


Item 7. Financial Statements and Exhibits


(a)       Financial Statements of Businesses Acquired.

                 Not applicable.

(b)       Pro Forma Financial Information.

                 Not applicable.

(c)       Exhibits.

                 Not applicable.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GLOWPOINT, INC.



Dated:  March 29, 2004
                                           /s/ David C. Trachtenberg
                                           -------------------------------------
                                           David C. Trachtenberg
                                           Chief Executive Officer and President